Wegener Corporation and Subsidiary

EXHIBIT 32.1

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. SECTION 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Robert A. Placek, the Chief Executive Officer of Wegener Corporation (the “Company”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Annual Report on Form 10-K for the period ended August 29, 2008 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert A. Placek

Name:	Robert A. Placek
Title:	Chairman of the Board, President and Chief Executive Office (Principal Executive Officer)
Date:	November 26, 2008